Pledged Assets and Collateral [Text Block]	6 Months Ended
Sep. 30, 2015
Text Block [Abstract]
Pledged Assets and Collateral [Text Block]

6.    PLEDGED ASSETS AND COLLATERAL

At September 30, 2015, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2015
(in millions)
Trading account securities	¥12,488,503
Investment securities	11,412,411
Loans	10,775,877
Other	56,409

Total	¥34,733,200

The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2015
(in millions)
Deposits	¥258,846
Call money and funds purchased	730,990
Payables under repurchase agreements and securities lending transactions	18,995,223
Other short-term borrowings and long-term debt	14,419,600
Other	328,541

Total	¥34,733,200

In addition, at September 30, 2015, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets aggregating to ¥19,094,374 million were pledged as collateral for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and the Tokyo Bankers Association, for derivative transactions and for certain other purposes.

The MUFG Group engages in on-balance sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in Other short-term borrowings and Long-term debt.

At March 31, 2015 and September 30, 2015, the cash collateral pledged for derivative transactions, which is included in Other assets, was ¥1,716,302 million and ¥1,334,141 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥906,456 million and ¥1,039,434 million, respectively.